This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward- looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. 2

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4(1) As of October 25, 2022.

$0.08 $0.11 $0.12 $0.12 $0.25 $0.40 $0.44 $0.45 $0.15 $8.26 $9.48 $10.60 $13.16 $14.44 $15.19 $17.24 $22.40 $17.75 $0. 00 $5. 00 $10 .00 $15 .00 $20 .00 $25 .00 $0. 00 $0. 10 $0. 20 $0. 30 $0. 40 $0. 50 $0. 60 $0. 70 $0. 80 2015 2016 2017 2018 2019 2020 2021 09/22 YTD 4Q22 Cash Dividend & Book Value/Tangible Common Equity Per Share (1), (2) Cash Dividend Per Share Book Value Per Share TCE Per Share As of October 25, 2022 Common Stock Ticker PCB Market Cap $291.6 million Price Per Share $19.70 52 Week Range $18.07 - $25.43 Dividend Yield (Dividend Payout Ratio) 3.05% (22.89% 4Q21-3Q22) Number of Shares 14,800,133 Shares Preferred Stock Senior Non-Cumulative Perpetual, Series C 69,141 Shares ($69.1 million) Stock Repurchase Plan Announced on July 28, 2022 5% of Outstanding (747,938 shares) Purchased 172,948 shares as of October 25, 2022 (1) Book value / Tangible Common Equity (“TCE”) per share at period end. (2) TCE per share is not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Non- GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure.

$1.19 $1.34 $1.45 $1.58 $1.73 $1.96 0.0 00 0.5 00 1.0 00 1.5 00 2.0 00 2.5 00 2017 2018 2019 2020 2021 Sep-22 Held-For-Investment Loans ($bn) $1.25 $1.44 $1.48 $1.59 $1.87 $1.98 0.0 00 0.5 00 1.0 00 1.5 00 2.0 00 2.5 00 2017 2018 2019 2020 2021 Sep-22 Deposits ($bn) $16.4 $24.3 $24.1 $16.2 $40.1 $26.3 0.0 00 5.0 00 10. 000 15. 000 20. 000 25. 000 30. 000 35. 000 40. 000 45. 000 2017 2018 2019 2020 2021 09/22 YTD Net Income ($mm) $1.21 $1.65 $1.49 $1.04 $2.62 $1.73 0.0 00 0.5 00 1.0 00 1.5 00 2.0 00 2.5 00 3.0 00 2017 2018 2019 2020 2021 09/22 YTD Diluted Earnings Per Share CAGR +9.8% CAGR +10.5% 6

1.22% 1.53% 1.40% 0.84% 1.96% 1.58% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 2017 2018 2019 2020 2021 09/22 YTD Return on Average Assets 12.00% 14.26% 10.88% 7.08% 16.52% 11.84% 0 0.0 2 0.0 4 0.0 6 0.0 8 0.1 0.1 2 0.1 4 0.1 6 0.1 8 2017 2018 2019 2020 2021 09/22 YTD Return on Average Equity/TCE (1) 52.0% 52.8% 52.3% 53.5% 45.2% 49.1% 0.0 0% 10. 00% 20. 00% 30. 00% 40. 00% 50. 00% 60. 00% 2017 2018 2019 2020 2021 09/22 YTD Efficiency Ratio 4.22% 4.23% 4.11% 3.53% 3.83% 4.05% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% 3.5 0% 4.0 0% 4.5 0% 2017 2018 2019 2020 2021 09/22 YTD Net Interest Margin (2) (2) (2) (1) Return on average TCE (“ROATCE”) is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. (2) Annualized. 13.31%(1) 7

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PCB BANCORP

3Q22 Highlights

($ in thousands except per share data)	As of or For the Quarter Ended 09/30/22	06/30/22	09/30/21
Income Statement Summary:			
Interest Income	$ 26,835	$ 22,446	$ 21,168
Interest Expense	2,812	1,095	941
Net Interest Income	24,023	21,351	20,227
Noninterest Income	3,176	3,648	5,588
Noninterest Expense	13,695	12,245	11,232
Provision (reversal) for Loan Losses	3,753	(109)	(1,053)
Pretax Income	9,751	12,863	15,636
Income Tax Expense	2,798	3,771	4,613
Net Income	6,953	9,092	11,023
Diluted Earnings Per Share ("EPS")	$ 0.46	$ 0.60	$ 0.73
Selected Balance Sheet Items:			
Loans held-for-investment ("HFI")	$ 1,959,237	$ 1,833,010	$ 1,707,878
Loans held-for-sale ("HFS")	18,982	9,627	29,020
Total Deposits	1,978,098	1,997,607	1,832,666
Total Assets	2,327,051	2,344,560	2,104,699
Shareholders' Equity	332,719	334,375	247,598
Key Metrics:			
Book Value Per Share	$ 22.40	$ 22.36	$ 16,68
TCE Per Share (1)	$ 17.75	$ 17.73	$ 16,68
Return on Average Assets ("ROAA") (2)	1.19%	1.65%	2.11%
Return on Average Equity ("ROAE") (2)	8.16%	12.48%	17.98%
ROATCE (1), (2)	10.25%	13.85%	17.98%
Net Interest Margin (2)	4.25%	4.01%	3.93%
Efficiency Ratio	50.35%	48.98%	43.51%

- Recorded a provision for loan losses of $3.8 million in 3Q22 primarily due to increases in gross loan balance, and qualitative adjustment factors related to current economic condition and increased charge-offs.
- Allowance for loan losses to HFI loans ratio was 1.21% at 09/30/22 compared with 1.15% at 06/30/22.
- Declared cash dividend of $0.15 per share in 3Q22
- Changed the Bank's name from Pacific City Bank to PCB Bank, effective August 25, 2022 and introduced a new logo
- Opened 2 new branches in Dallas, Texas and Palisades Park, New Jersey

(1) Not presented in accordance with GAAP. See "Non-GAAP Measures" for reconciliation of these measures to their most comparable GAAP measures.
(2) Annualized.

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Commercial Property - Owner Occupied 29% Commercial Property - Non-Owner Occupied 44% Commercial and Industrial 11% SBA PPP 0% Residential Property 15% Other Consumer 1% HFI Loan Composition $1,023 $1,062 $1,136 $1,189 $1,244 $1,289 $1,348 $1,422 $205 $193 $184 $194 $192 $194 $203 $215 $198 $191 $197 $202 $209 $215 $258 $298 $22 $21 $22 $21 $22 $22 $22 $23 $136 $219 $181 $102 $65 $23 $2 $1 $1,584 $1,686 $1,720 $1,708 $1,732 $1,743 $1,833 $1,959 0 500 1,00 0 1,50 0 2,00 0 2,50 0 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 HFI Loan Trend Commercial Property Commercial and Industrial Residential Property Other Consumer SBA PPP ($ in millions) September 30, 2022 YoY +14.7% $629 $636 $679 $706 $733 $756 $819 $898 256% 251% 269% 270% 270% 270% 230% 249% 0.0% 50.0% 100 .0% 150 .0% 200 .0% 250 .0% 300 .0% 300 .0 400 .0 500 .0 600 .0 700 .0 800 .0 900 .0 1,00 0.0 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Commercial Real Estate (1) Loan Trend CRE Loans % to the Bank's Total Risk-Based Capital ($ in millions) (1) Per regulatory definitions in the Commercial Real Estate (“CRE”) Concentration Guidance 10

Fixed (WA Rate: 4.44%) 24% Variable (WA Rate: 6.75%) 38% Hybrid (WA Rate: 4.23%) 38% Interest Rate Mix(2) $32 $49 $17 $25 $19 $25 $36 $70 $24 $23 $85 $93 $69 $67 $126 $68 $45 $51 $105 $105 $97 $62 $117 $128 3.94% 4.02% 3.90% 3.95% 4.01% 4.18% 4.69% 5.77% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.0 50.0 100 .0 150 .0 200 .0 250 .0 300 .0 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 New Production (1),(2) by Rate Type Fixed Hybrid Variable WA Rate (1) Total commitment basis (2) Excluding SBA PPP loans. September 30, 2022($ in millions) 25% 27% 26% 25% 26% 26% 24% 24% 23% 22% 25% 28% 30% 32% 37% 38% 52% 51% 49% 47% 44% 42% 39% 38% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100 % Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Interest Rate Mix Trend (2) Fixed Hybrid Variable 11

PCB BANCORP

Loan Yield Analysis

Loan Repricing Schedule as of September 30, 2022

($ in thousands)	HFI Loans Carrying Value	HFI Loans Rate [1]	HFS Loans Carrying Value	HFS Loans Rate [1]	Total Loans [2] Carrying Value	Total Loans [2] Rate [1]
Less Than 3 Months	$ 690,860	6.96%	$ 18,982	7.65%	$ 709,842	6.96%
3 to 12 Months	75,581	4.66%	0		75,581	4.66%
1 to 3 Years	282,507	4.62%	0		282,507	4.62%
3 to 5 Years	785,700	4.18%	0		785,700	4.18%
More than 5 Years	124,589	4.10%	0		124,589	4.10%
Total	$ 1,959,237	5.24%	$ 18,982	7.65%	$ 1,978,219	5.24%

Breakout of Interest and Fee Income on Loans

($ in thousands)	Total Loans [2], Excl. SBA PPP Amount	Total Loans [2], Excl. SBA PPP Yield	SBA PPP Loans Amount	SBA PPP Loans Yield	Total Loans [2] Amount	Total Loans [2] Yield
3Q22						
Average Carrying Value	**$ 1,903,957**		**$ 1,409**		**$ 1,905,366**	
Interest on Loans	$ 23,721	4.94%	$ 4	1.13%	$ 23,725	4.94%
Fee (Cost)	105	0.02%	12	3.38%	117	0.02%
Prepayment Penalty & Late Charges	126	0.03%	0		126	0.03%
Discount (Premium)	867	0.18%	0		867	0.18%
Total Interest & Fees	**$ 24,819**	**5.17%**	**$ 16**	**4.51%**	**$ 24,835**	**5.17%**
09/22 YTD						
Average Carrying Value	**$ 1,810,271**		**$ 17,916**		**$ 1,828,187**	
Interest on Loans	$ 61,439	4.54%	$ 133	0.99%	$ 61,572	4.50%
Fee (Cost)	249	0.02%	1,449	10.81%	1,698	0.12%
Prepayment Penalty & Late Charges	316	0.02%	0		316	0.02%
Discount (Premium)	2,682	0.20%	0		2,682	0.20%
Total Interest & Fees	**$ 64,686**	**4.78%**	**$ 1,582**	**11.81%**	**$ 66,268**	**4.85%**

(1) Weighted-average contractual rate
(2) Include both HFI & HFS loans

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Real Estate Loans – Commercial By Property Type as of September 30, 2022 ($ in thousands) Carrying Value % to Total LTV(1) Retail (More than 50%) $ 300,929 21.1% 49.8% Industrial 271,675 19.1% 50.9% Mixed Use 148,624 10.4% 48.3% Apartments 101,649 7.1% 51.9% Gas Station 98,008 6.9% 55.1% Office 96,172 6.8% 54.7% Motel / Hotel 91,774 6.5% 52.0% Medical 65,957 4.6% 47.0% Car Wash 44,999 3.2% 57.4% Auto (Sales, Repair, & etc.) 39,358 2.8% 58.4% Golf Course 31,607 2.2% 51.6% Condominium (Commercial) 26,073 1.8% 49.8% Spa, Sauna, & other self-care 25,103 1.8% 53.8% Construction 14,592 1.0% 51.4% Church 12,401 0.9% 34.9% Supermarket 6,952 0.5% 67.6% Others 46,588 3.3% 51.8% Total $ 1,422,461 100.0% 51.3% Real Estate Loans – Residential as of September 30, 2022 (1) Collateral value at origination ($ in thousands) Carrying Value LTV(1) FICO Residential Property $ 297,506 60.3% 760 13

Commercial and Industrial Loans – By Industry Type as of September 30, 2022 ($ in thousands) Carrying Value % to Total General Manufacturing & Wholesale Trade $ 58,584 27.1% Food Services 37,080 17.2% Real Estate Related 33,499 15.5% Retail Trade 29,695 13.7% Finance & Insurance 17,216 8.0% Professional, Scientific & Technical Services 16,319 7.6% Entertainment & Recreation 6,806 3.2% Other Services 5,806 2.7% Health Care & Social Assistance 4,530 2.1% Transportation & Warehousing 3,135 1.5% All Other 3,366 1.6% Total $ 216,036 100.0% 14

Geographic Concentration as of September 30, 2022 Real Estate - Commercial Real Estate – Residential Commercial & Industrial ($ in thousands) Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total California $ 1,161,281 81.7% $ 295,880 99.5% $ 176,369 81.6% Texas 62,802 4.4% 0 3,564 1.6% New York 50,933 3.6% 0 9,048 4.2% New Jersey 43,368 3.0% 1,626 0.5% 8,996 4.2% Washington 38,326 2.7% 0 3,157 1.5% Nevada 16,637 1.2% 0 3,741 1.7% Georgia 9,751 0.7% 0 712 0.3% Illinois 6,691 0.5% 0 813 0.4% Colorado 6,524 0.5% 0 882 0.4% Oregon 3,286 0.2% 0 4,056 1.9% Virginia 3,470 0.2% 0 68 0.0% Maryland 1,860 0.1% 0 1,060 0.5% Pennsylvania 2,678 0.2% 0 16 0.0% Other States 14,854 1.0% 0 3,554 1.6% Total $ 1,422,461 100.0% $ 258,259 100.0% $ 216,036 100.0% 15

$4.6 $3.8 $1.4 $1.1 $1.0 $1.4 $2.0 $7.4 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Non-Performing Assets (“NPAs”) 0.24% 0.19% 0.07% 0.05% 0.05% 0.06% 0.09% 0.32% 0.0 0% 0.0 5% 0.1 0% 0.1 5% 0.2 0% 0.2 5% 0.3 0% 0.3 5% Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 NPAs to Total Assets 1.67% 1.51% 1.45% 1.39% 1.29% 1.22% 1.15% 1.21% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Allowance (1) to HFI Loans 1.83%(2) 1.23%(2) 1.21%(2) 838% 1746% 1721% 2133% 2252% 1495% 1723% 321% 0.0 0% 500 .00% 100 0.00% 150 0.00% 200 0.00% 250 0.00% Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Allowance (1) to Non-Performing Loans (1) Allowance for Loan Losses (2) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measures. ($ in millions) 1.74%(2) 1.62%(2) 1.34%(2) 1.48%(2) 1.15%(2) 16

(1) 0.66% 0.66% 0.41% 0.37% 0.31% 0.21% 0.21% 0.14% 0.12% 0.0 0% 0.1 0% 0.2 0% 0.3 0% 0.4 0% 0.5 0% 0.6 0% 0.7 0% Shinhan America Hope Peer PCB USM Hanmi CBB Open Woori America NPAs / (Total Loans + OREO) (2) 1.36% 0.77% 0.63% 0.44% 0.16% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% Hope Hanmi CBB PCB Open Classified Assets to Total Assets (3) (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) Source: Press release concerning financial performance September 30, 2022 Peer Data as of June 30, 2022 September 30, 2022 Peer Data as of June 30, 2022 17

$1,246 $1,422 $1,459 $1,505 $1,510 $1,602 $1,717 $1,600 78% 81% 81% 82% 81% 84% 86% 81% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $50 0 $70 0 $90 0 $1,1 00 $1,3 00 $1,5 00 $1,7 00 $1,9 00 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Core Deposits (1) Core Deposits % to Total Deposits Noninterest DDA 41% Retail Other Interest- Bearing 28% Retail Time Deposits 24% State and Brokered Deposits 7% Deposit Composition (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. $538 $716 $796 $833 $830 $892 $989 $810 $384 $412 $392 $410 $423 $464 $492 $553 $468 $443 $445 $425 $429 $420 $422 $476 $25 $18 $180 $165 $165 $165 $185 $135 $95 $139 $1,595 $1,754 $1,798 $1,833 $1,867 $1,911 $1,998 $1,978 0 500 1,00 0 1,50 0 2,00 0 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Deposit Trend Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Internet Time Deposits State and Brokered Deposits YoY +7.9% ($ in millions) ($ in millions) September 30, 2022 18

Time Deposits as of September 30, 2022 Retail Time Deposits State and Brokered Time Deposits Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 136,203 1.05% $ 95,000 1.14% $ 231,203 1.23% 3 to 6 Months 100,535 1.26% 10,004 3.60% 110,539 1.47% 6 to 9 Months 68,859 1.13% 10,000 3.90% 78,859 1.48% 9 to 12 Months 163,566 2.24% 10,361 3.85% 173,927 2.34% More than 12 Months 6,972 1.26% 3,756 3.90% 10,728 2.19% Total $ 476,135 1.52% $ 129,121 2.10% $ 605,256 1.64% 19

$5.8 $8.6 $9.8 $11.0 $10.7 $10.2 $9.1 $7.0 $10.4 $11.0 $13.0 $14.6 $13.8 $13.2 $12.8 $13.5 -1.0 1.0 3.0 5.0 7.0 9.0 11. 0 13. 0 15. 0 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Net Income PTPP 1.19% 1.75% 1.96% 2.11% 2.01% 1.92% 1.65% 1.19% 2.13% 2.25% 2.58% 2.79% 2.59% 2.48% 2.32% 2.31% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 ROAA Adjusted ROAA $0.38 $0.55 $0.64 $0.73 $0.70 $0.67 $0.60 $0.46 $0.67 $0.71 $0.85 $0.97 $0.91 $0.87 $0.84 $0.89 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Diluted EPS Adjusted Diluted EPS 9.92% 14.66% 16.49% 17.98% 16.84% 16.01% 12.48% 8.16% 17.79% 18.85% 21.79% 23.79% 21.72% 20.65% 17.51% 15.84% 0.0 0% 5.0 0% 10. 00% 15. 00% 20. 00% 25. 00% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 ROAE Adjusted ROAE ($ in millions) Net Income & PTPP(1) Income Diluted EPS & Adjusted Diluted EPS(1) ROAA & Adjusted ROAA(1) ROAE & Adjusted ROAE(1) (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measures. 20

$42.4 $10.9 $34.1 $45.0 $36.8 $39.7 $38.4 $27.3 10.5% 12.0% 12.2% 10.8% 10.0% 10.6% 6.8% 7.5% 7.5% 10.9% 11.6% 9.5% 9.1% 9.5% 5.3% 5.2% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10. 0% -5.0 5.0 15. 0 25. 0 35. 0 45. 0 55. 0 65. 0 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 SBA Loan Sale Trend SBA Loan Sold $ Premium % Gain % ($ in millions) ($ in millions) $25.3 $17.7 $53.0 $71.4 $52.3 $29.7 $42.7 $46.1 0.0 10. 0 20. 0 30. 0 40. 0 50. 0 60. 0 70. 0 80. 0 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 SBA 7(a) Loan Production (1) $1.0 $1.5 $1.2 $1.3 $1.4 $1.5 $1.6 $1.4 $3.5 $1.3 $4.0 $4.3 $3.4 $3.8 $2.0 $1.8 77% 46% 77% 76% 70% 71% 56% 45% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Noninterest Income Trend All Other Income Gain % to Total (1) Total commitment basis ($ in millions) Gain on Sale of Loans 21

$7.4 $6.2 $7.1 $7.6 $7.1 $8.6 $8.1 $8.5 $4.2 $3.5 $4.0 $3.6 $4.1 $3.5 $4.1 $5.2 2.38% 1.95% 2.21% 2.17% 2.12% 2.23% 2.22% 2.36% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 0.0 2.0 4.0 6.0 8.0 10. 0 12. 0 14. 0 16. 0 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Noninterest Expense Trend Compensation All Other Expenses % to Average Total Assets 52.7% 46.8% 46.1% 43.5% 44.8% 47.8% 49.0% 50.4% 60.4% 64.1% 59.4% 59.2% 59.8% 62.1% 60.5% 0.00% 10.0 0% 20.0 0% 30.0 0% 40.0 0% 50.0 0% 60.0 0% 70.0 0% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Efficiency Ratio (2) PCB Peer Average 246 246 248 249 247 256 271 274 230 235 240 245 250 255 260 265 270 275 280 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Number of FTE (3) Employees (1) (1) Annualized (2) Source: Peer $1 to $3 billion per UBPR (3) Full-time equivalent ($ in millions) 22

4.73% 4.63% 4.63% 4.75% 4.59% 4.62% 4.72% 5.17% 3.64% 3.70% 3.83% 3.93% 3.87% 3.87% 4.01% 4.25% 0.73% 0.52% 0.40% 0.37% 0.35% 0.35% 0.43% 0.98% 0.49% 0.34% 0.24% 0.21% 0.19% 0.19% 0.23% 0.57% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Yield & Cost (1) Loan Yield NIM Cost of Int-Bearing Liab Cost of Funds (1) Annualized 23

14.47% 16.82% 16.82% 18.02% 5.00% 6.50% 8.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.0 0% 12.0 0% 14.0 0% 16.0 0% 18.0 0% 20.0 0% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Bank Regulatory Capital Ratios Actual Minimum Requirement For Well-Capitalized $15.19 $15.53 $16.09 $16.68 $17.24 $17.47 $22.36 $22.40 $17.47 $17.73 $17.75 $12 .00 $14 .00 $16 .00 $18 .00 $20 .00 $22 .00 $24 .00 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Book Value/TCE Per Share BV Per Share TCE Per Share September 30, 2022 12.16% 11.72% 11.60% 11.76% 11.92% 11.87% 14.26% 14.30% 11.87% 11.31% 11.33% 5.00% 6.00% 7.00% 8.00% 9.00% 10.0 0% 11.0 0% 12.0 0% 13.0 0% 14.0 0% 15.0 0% Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Total Equity/TCE to Total Assets Total Equity to Total Assets TCE to Total Assets (1) Not presented in accordance with U.S. GAAP. See “Non-GAAP measure” for a reconciliation of these measure to its most comparable GAAP measures. (1) (1) 24

Adjusted Allowance to HFI Loans Ratio Adjusted allowance to HFI loans ratio is a non-GAAP measure that we use to enhance comparability to prior periods and provide supplemental information regarding the Company’s credit trends. We calculate adjusted allowance to HFI loan ratio as allowance divided by loans held-for-investment excluding SBA PPP loans. The SBA launched the PPP to provide a direct incentive for small businesses to keep their workers on the payroll in response to the COVID-19 pandemic. The SBA guarantees 100% of the PPP loans made to eligible borrowers, and the loans are eligible to be forgiven if certain conditions are met, at which point the SBA will make payments to the Bank for the forgiven amounts. The SBA guarantee on PPP loans cannot be separated from the loan and therefore is not a separate unit of account. The Company considered the SBA guarantee in the allowance for loan losses evaluation and determined that it is not required to reserve an allowance on SBA PPP loans. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently ROATCE, TCE Per Share and TCE to Total Assets ROATCE, TCE per share and TCE to total assets measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information, and a clearer understanding of the Company’s performance. 25

PCB BANCORP

Non-GAAP Measures

The following table reconciles adjusted allowance to HFI loans ratio and core deposits to their most comparable GAAP measures:

($ in thousands)		12/31/20	03/31/21	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22
HFI Loans	(a)	$ 1,583,578	$ 1,685,916	$ 1,719,656	$ 1,707,878	$ 1,732,205	$ 1,742,955	$ 1,833,010	$ 1,959,237
Less: SBA PPP Loans		(135,654)	(218,709)	(181,019)	(101,901)	(65,329)	(22,926)	(1,583)	(1,309)
HFI Loans, Excluding SBA PPP Loans	(b)	$ 1,447,924	$ 1,467,207	$ 1,538,637	$ 1,605,977	$ 1,666,876	$ 1,720,029	$ 1,831,427	$ 1,957,928
Allowance	(c)	$ 26,510	$ 25,514	$ 24,889	$ 23,807	$ 22,381	$ 21,198	$ 21,071	$ 23,761
Allowance to HFI Loans Ratio	(c)/(a)	1.67%	1.51%	1.45%	1.39%	1.29%	1.22%	1.15%	1.21%
Adjusted Allowance to HFI Loans Ratio	(c)/(b)	1.83%	1.74%	1.62%	1.48%	1.34%	1.23%	1.15%	1.21%
Total Deposits	(d)	$ 1,594,851	$ 1,753,772	$ 1,797,648	$ 1,832,666	$ 1,867,134	$ 1,910,379	$ 1,997,607	$ 1,978,098
Less: Time Deposits Greater Than $250K		(268,683)	(266,845)	(273,401)	(263,127)	(272,269)	(273,844)	(246,024)	(299,271)
Less: Brokered Deposits		(80,002)	(65,004)	(65,004)	(65,004)	(85,001)	(35,001)	(35,001)	(79,131)
Core Deposits	(e)	$ 1,246,166	$ 1,421,923	$ 1,459,243	$ 1,504,535	$ 1,509,864	$ 1,601,534	$ 1,716,582	$ 1,599,696
Core Deposits to Total Deposits	(e)/(d)	78.1%	81.1%	81.2%	82.1%	80.9%	83.8%	85.9%	80.9%

26

PCB BANCORP

Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22
Net Income	(a)	$ 5,787	$ 8,560	$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092	$ 6,953
Add: Provision (Reversal) for Loan Losses		2,142	(1,147)	(934)	(1,053)	(1,462)	(1,191)	(109)	3,753
Add: Income Tax Provision		2,452	3,594	4,098	4,613	4,551	4,159	3,771	2,798
PTPP Income (Non-GAAP)	(b)	$ 10,381	$ 11,007	$ 13,008	$ 14,583	$ 13,765	$ 13,208	$ 12,754	$ 13,504
Average Total Assets	(c)	$ 1,939,326	$ 1,987,217	$ 2,018,789	$ 2,070,365	$ 2,111,834	$ 2,161,132	$ 2,208,059	$ 2,319,439
ROAA [1]	(a)/(c)	1.19%	1.75%	1.96%	2.11%	2.01%	1.92%	1.65%	1.19%
Adjusted ROAA (Non-GAAP)[1]	(b)/(c)	2.13%	2.25%	2.58%	2.79%	2.59%	2.48%	2.32%	2.31%
Average Total Shareholders' Equity	(d)	$ 232,156	$ 236,790	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 292,135	$ 338,248
ROAE [1]	(a)/(d)	9.92%	14.66%	16.49%	17.98%	16.84%	16.01%	12.48%	8.16%
Adjusted ROAE (Non-GAAP)[1]	(b)/(d)	17.79%	18.85%	21.79%	23.79%	21.72%	20.65%	17.51%	15.84%
Net Income		$ 5,787	$ 8,560	$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092	$ 6,953
Less: Income Allocated to Participating Securities		(11)	(33)	(41)	(43)	(40)	(48)	(42)	(30)
Net Income Allocated to Common Stock	(e)	5,776	8,527	9,803	10,980	10,636	10,192	9,050	6923
Add: Provision for Loan Losses		2,142	(1,147)	(934)	(1,053)	(1,462)	(1,191)	(109)	3,753
Add: Income Tax Provision		2,452	3,594	4,098	4,613	4,551	4,159	3,771	2,798
PTPP Income Allocated to Common Stock	(f)	$ 10,370	$ 10,974	$ 12,967	$ 14,540	$ 13,725	$ 13,160	$ 12,712	$ 13,474
WA common shares outstanding, diluted	(g)	15,392,355	15,533,608	15,309,873	15,031,558	15,093,351	15,141,693	15,122,452	15,088,089
Diluted EPS	(e)/(g)	$ 0.38	$ 0.55	$ 0.64	$ 0.73	$ 0.70	$ 0.67	$ 0.60	$ 0.46
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.67	$ 0.71	$ 0.85	$ 0.97	$ 0.91	$ 0.87	$ 0.84	$ 0.89

(1) Annualized.

27

PCB BANCORP Non-GAAP Measures

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	09/22 YTD
Average Total Shareholders' Equity	(a)	$ 232,156	$ 236,790	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 292,135	$ 338,248	$ 296,871
Less: Average Preferred Stock		0	0	0	0	0	0	28,872	69,141	32,924
Average TCE (Non-GAAP)	(b)	$ 232,156	$ 236,790	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 263,263	$ 269,107	$ 263,947
Net Income	(c)	$ 5,787	$ 8,560	$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092	$ 6,953	$ 26,285
ROAE [1]	(c)/(a)	9.92%	14.66%	16.49%	17.98%	16.84%	16.01%	12.48%	8.16%	11.84%
ROATCE (Non-GAAP)[1]	(c)/(b)	9.92%	14.66%	16.49%	17.98%	16.84%	16.01%	13.85%	10.25%	13.31%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		12/31/20	03/31/21	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22
Total Shareholders' Equity	(a)	$ 233,788	$ 240,263	$ 238,941	$ 247,598	$ 256,286	$ 261,058	$ 334,375	$ 332,719
Less: Preferred Stock		0	0	0	0	0	0	69,141	69,141
TCE (Non-GAAP)	(b)	$ 233,788	$ 240,263	$ 238,941	$ 247,598	$ 256,286	$ 261,058	$ 265,234	$ 263,578
Outstanding Shares	(c)	15,385,878	15,468,242	14,854,315	14,841,626	14,865,825	14,944,663	14,956,760	14,853,140
Book Value Per Share	(a)/(c)	$ 15.19	$ 15.53	$ 16.09	$ 16.68	$ 17.24	$ 17.47	$ 22.36	$ 22.40
TCE Per Share (Non-GAAP)	(b)/(c)	$ 15.19	$ 15.53	$ 16.09	$ 16.68	$ 17.24	$ 17.47	$ 17.73	$ 17.75
Total Assets	(d)	$ 1,922,853	$ 2,050,672	$ 2,060,003	$ 2,104,699	$ 2,149,735	$ 2,199,742	$ 2,344,560	$ 2,327,051
Total Shareholders' Equity to Total Assets	(a)/(d)	12.16%	11.72%	11.60%	11.76%	11.92%	11.87%	14.26%	14.30%
TCE to Total Assets (Non-GAAP)	(b)/(d)	12.16%	11.72%	11.60%	11.76%	11.92%	11.87%	11.31%	11.33%

(1) Annualized.

28